EXHIBIT 99.2
                                                               ------------



     CONDENSED PRO FORMA COMBINED FINANCIAL INFORMATION


     The following condensed pro forma combined balance sheets and condensed pro forma combined statements of operations, collectively, the "Pro Forma Financial Statements", were prepared by Cavanaughs to illustrate the estimated effects of the business combination to be accounted for as a purchase under generally accepted accounting principles. Accordingly, the financial information of Cavanaughs and Olympus has been combined as if the acquisition occurred as of the beginning of the period presented for purposes of the condensed pro forma combined statements of income, and as of the balance sheet date, for purposes of the condensed pro forma combined balance sheets.
     There are no differences between Cavanaughs' and Olympus' accounting policies which are expected to have a material impact on the pro forma combined financial statements. The Pro Forma Financial Statements do not purport to represent what the combined financial position or results of operations would have been if the combination had occurred at the beginning of the period or to project the combined financial position or results of operations for any future date or period.

     The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of Cavanaughs, which are included in Cavanaughs' Form S-1 (File No. 333-44491), Cavanaughs' Form 10-Q for the three months ended March 31, 1998 and of Olympus, which are included elsewhere in this document.

     The Pro Forma Financial Statements are presented utilizing the purchase method of accounting whereby the excess of the total purchase price over the fair value of the assets acquired is recorded as property and equipment. The consolidated pro forma results of operations presented herein are not necessarily indicative of the future results of operations.

     CONDENSED PRO FORMA COMBINED BALANCE SHEETS at October 31, 1997
     (in thousands, except for share data)

                                              CHC          Olympus
                                              Historical   Historical
                                              (at          (at
                                              October 31,  December 31,   Pro Forma    Pro Forma
                                              1997)        1997)          Adjustments  Combined
                                              -----------  ------------   -----------  ----------
                       ASSETS

      Current assets:
        Cash and cash equivalents              $   6,440     $      --    $      --    $   6,440
        Accounts receivable                        2,806            --           --        2,806
        Inventories                                  376            --           --          376
        Prepaid expenses and deposits              1,128            --           --        1,128
                                               ---------     ---------    ---------    ---------
              Total current assets                10,750            --           --       10,750

      Property and equipment, net                109,954        19,748       11,852(A)   141,554
      Other assets, net                            3,400            --           --        3,400
                                               ---------     ---------    ---------    ---------
              Total assets                     $ 124,104     $  19,748    $  11,852    $ 155,704
                                               =========     =========    =========    =========

        LIABILITIES AND STOCKHOLDERS' AND
              PARTNERS  EQUITY

      Current liabilities:
        Payable to affiliates                  $   1,333     $      --    $      --    $   1,333
        Accounts payable                           2,263            --           --        2,263
        Accrued payroll and related benefits         843            --           --          843
        Accrued interest payable                     741            --           --          741
        Other accrued expenses                     3,618            --           --        3,618
        Long-term debt, due within one year        4,285            --           --        4,285
        Capital lease obligations, due within
          one year                                   499            --           --          499
                                               ---------     ---------    ---------    ---------
              Total current liabilities           13,582            --           --       13,582

      Long-term debt, due after one year          93,771            --       31,600(B)   125,371
      Capital lease obligations, due after
        one year                                   2,255            --           --        2,255
      Deferred income taxes                        5,417            --           --        5,417
      Minority interest                              553            --           --          553
                                               ---------     ---------    ---------    ---------
              Total liabilities                  115,578            --       31,600      147,178
                                               ---------     ---------    ---------    ---------

     at October 31, 1997
     (in thousands, except for share data)

                                              CHC          Olympus
                                              Historical   Historical
                                              (at          (at
                                              October 31,  December 31,   Pro Forma    Pro Forma
                                              1997)        1997)          Adjustments  Combined
                                              -----------  ------------   -----------  ----------
       LIABILITIES AND STOCKHOLDERS' AND
          PARTNERS  EQUITY, CONTINUED

      Stockholders  and partners  equity:
        Preferred stock, $.01 par value,
          5,000,000 shares authorized; no
          shares issued and outstanding        $      --     $      --    $      --    $      --
        Common stock, $.01 par value,
          50,000,000 shares authorized;
            7,072,025 shares issued and
            outstanding                               71            --           --           71
        Partners' deficit                           (897)           --           --         (897)
        Additional paid-in capital                 3,935            --           --        3,935
        Retained earnings                          5,417        19,748      (19,748)       5,417
                                               ---------     ---------    ---------    ---------
              Total stockholders' and
                partners  equity                   8,526        19,748      (19,748)       8,526
                                               ---------     ---------    ---------    ---------
              Total liabilities and stock-
                holders' and partners
                  equity                       $ 124,104     $  19,748    $  11,852    $ 155,704
                                               =========     =========    =========    =========

      See notes to condensed pro forma combined balance sheets and statements of income.

     CONDENSED PRO FORMA COMBINED BALANCE SHEETS at March 31, 1998
     (in thousands, except for share data)


                                                CHC          Olympus
                                                Historical   Historical
                                                (at          (at
                                                March 31,    March 31,    Pro Forma    Pro Forma
                                                1998)        1998)        Adjustments  Combined
                                                ----------   ----------   -----------  ----------
                    ASSETS

      Current assets:
        Cash and cash equivalents               $   8,206    $      --    $      --    $   8,206
        Accounts receivable                         2,652           --           --        2,652
        Inventories                                   483           --           --          483
        Prepaid expenses and deposits               2,160           --           --        2,160
                                                ---------    ---------    ---------    ---------
              Total current assets                 13,501           --           --       13,501

      Property and equipment, net                 137,559       19,645       11,955(A)   169,159
      Other assets, net                             3,726           --           --        3,726
                                                ---------    ---------    ---------    ---------
              Total assets                      $ 154,786    $  19,645    $  11,955    $ 186,386
                                                =========    =========    =========    =========

        LIABILITIES AND STOCKHOLDERS  EQUITY

      Current liabilities:
        Payable to affiliates                   $     933    $      --    $      --    $     933
        Note payable to bank                        3,000           --           --        3,000
        Accounts payable                            3,235           --           --        3,235
        Accrued payroll and related benefits        1,039           --           --        1,039
        Accrued interest payable                      832           --           --          832
        Other accrued expenses                      4,378           --           --        4,378
        Long-term debt, due within one year         1,241           --           --        1,241
        Capital lease obligations, due within
          one year                                    508           --           --          508
                                                ---------    ---------    ---------    ---------
              Total current liabilities            15,166           --           --       15,166

      Long-term debt, due after one year          123,253           --       31,600(B)   154,853
      Capital lease obligations, due after
        one year                                    2,023           --           --        2,023
      Deferred income taxes                         5,415           --           --        5,415
      Minority interest                               484           --           --          484
                                                ---------    ---------    ---------    ---------
              Total liabilities                   146,341           --       31,600      177,941
                                                ---------    ---------    ---------    ---------

     at March 31, 1998
     (in thousands, except for share data)

                                                CHC          Olympus
                                                Historical   Historical
                                                (at          (at
                                                March 31,    March 31,    Pro Forma    Pro Forma
                                                1998)        1998)        Adjustments  Combined
                                                ----------   ----------   -----------  ----------
       LIABILITIES AND STOCKHOLDERS  EQUITY,
                    CONTINUED

      Stockholders  equity:
        Preferred stock, $.01 par value,
          5,000,000 shares authorized; no
          shares issued and outstanding         $      --    $      --    $      --    $      --
        Common stock, $.01 par value,
          50,000,000 shares authorized;
            7,084,253 shares issued and
            outstanding                                71           --           --           71
        Additional paid-in capital                  3,056           --           --        3,056
        Retained earnings                           5,318       19,645      (19,645)       5,318
                                                ---------    ---------    ---------    ---------
              Total stockholders  equity            8,445       19,645      (19,645)       8,445
                                                ---------    ---------    ---------    ---------
              Total liabilities and stock-
                holders  equity                 $ 154,786    $  19,645    $  11,955    $ 186,386
                                                =========    =========    =========    =========

     See notes to condensed pro forma combined balance sheets and statements of income.

     CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME for the year ended October 31, 1997
     (in thousands, except per share data)

                                             CHC           Olympus
                                             Historical    Historical
                                             (for the      (for the
                                             year ended    year ended
                                             October 31,   December 31,   Pro Forma    Pro Forma
                                             1997)         1997)          Adjustments  Combined
                                             -----------   ------------   -----------  ----------
   Revenues:
     Hotels and restaurants:
       Rooms                                  $  25,147     $   6,999     $      --    $  32,146
       Food and beverage                         13,926         1,883            --       15,809
       Other                                      2,589            55            --        2,644
                                              ---------     ---------     ---------    ---------
           Total hotels and restaurants          41,662         8,937            --       50,599
     Entertainment, management and services       3,842            --            --        3,842
     Rental operations                            6,539           131            --        6,670
                                              ---------     ---------     ---------    ---------
           Total revenues                        52,043         9,068            --       61,111
                                              ---------     ---------     ---------    ---------
   Operating expenses:
     Direct:
       Hotels and restaurants:
         Rooms                                    6,820         1,294            --        8,114
         Food and beverage                       11,483         1,430            --       12,913
         Other                                    1,066            --            --        1,066
                                              ---------     ---------     ---------    ---------
           Total hotels and restaurants          19,369         2,724            --       22,093
       Entertainment, management and
         services                                 2,052            --            --        2,052
       Rental operations                          1,506            --            --        1,506
                                              ---------     ---------     ---------    ---------
           Total direct expenses                 22,927         2,724            --       25,651
                                              ---------     ---------     ---------    ---------
     Undistributed operating expenses:
       Selling, general and administrative        8,188         1,632            --        9,820
       Property operating costs                   5,518         1,484          (306)(C)    6,696
       Depreciation and amortization              4,775           848          (121)(D)    5,502
                                              ---------     ---------     ---------    ---------
           Total undistributed operating
             expenses                            18,481         3,964          (427)      22,018
                                              ---------     ---------     ---------    ---------
           Total expenses                        41,408         6,688          (427)      47,669
                                              ---------     ---------     ---------    ---------
   Operating income                              10,635         2,380           427       13,442

   Other income (expense):
     Interest expense, net of amounts
       capitalized                               (8,817)       (1,643)         (739)(E)  (11,199)
     Interest income                                416            --            --          416
     Other income                                   348            --            --          348
     Minority interest in partnerships               59            --            --           59
                                              ---------     ---------     ---------    ---------
   Income (loss) before income taxes              2,641           737          (312)       3,066
   Income tax provision                             932                         141 (F)    1,073
                                              ---------     ---------     ---------    ---------
   Net income                                 $   1,709     $     737     $    (453)   $   1,993
                                              =========     =========     =========    =========

   for the year ended October 31, 1997
   (in thousands, except per share data)

                                             CHC           Olympus
                                             Historical    Historical
                                             (for the      (for the
                                             year ended    year ended
                                             October 31,   December 31,   Pro Forma    Pro Forma
                                             1997)         1997)          Adjustments  Combined
                                             -----------   ------------   -----------  ----------
   Pro forma net income per share             $    0.24                                $    0.28
                                              =========                                =========
   Number of shares used in the pro
     forma computation                            7,072                                    7,072
                                              =========                                =========


   See notes to condensed pro forma combined balance sheets and statements of income.

    CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME for the three months ended March 31, 1998
    (in thousands, except per share data)


                                                CHC          Olympus      Pro Forma    Pro Forma
                                                Historical   Historical   Adjustments  Combined
                                                ----------   ----------   -----------  ----------
      Revenues:
        Hotels and restaurants:
          Rooms                                 $   6,884    $   1,820    $      --    $   8,704
          Food and beverage                         4,175          524           --        4,699
          Other                                       782           43           --          825
                                                ---------    ---------    ---------    ---------
              Total hotels and restaurants         11,841        2,387           --       14,228
        Entertainment, management and services      1,018           --           --        1,018
        Rental operations                           1,776           32           --        1,808
                                                ---------    ---------    ---------    ---------
              Total revenues                       14,635        2,419           --       17,054
                                                ---------    ---------    ---------    ---------
      Operating expenses:
        Direct:
          Hotels and restaurants:
            Rooms                                   2,091          384           --        2,475
            Food and beverage                       3,558          430           --        3,988
            Other                                     337           --           --          337
                                                ---------    ---------    ---------    ---------
              Total hotels and restaurants          5,986          814           --        6,800
          Entertainment, management and
            services                                  697           --           --          697
          Rental operations                           385           --           --          385
                                                ---------    ---------    ---------    ---------
              Total direct expenses                 7,068          814           --        7,882
                                                ---------    ---------    ---------    ---------
        Undistributed operating expenses:
          Selling, general and administrative       1,996          260           --        2,256
          Property operating costs                  1,796          390          (89)(C)    2,097
          Depreciation and amortization             1,338          211          (30)(D)    1,519
                                                ---------    ---------    ---------    ---------
              Total undistributed operating
                expenses                            5,130          861         (119)       5,872
                                                ---------    ---------    ---------    ---------
              Total expenses                       12,198        1,675         (119)      13,754
                                                ---------    ---------    ---------    ---------
      Operating income                              2,437          744          119        3,300

      Other income (expense):
        Interest expense, net of amounts
          capitalized                              (2,679)        (407)        (189)(E)   (3,275)
        Interest income                                70           --           --           70
        Minority interest in partnerships              40           --           --           40
                                                ---------    ---------    ---------    ---------
      Income (loss) before income taxes              (132)         337          (70)         135
      Income tax provision (benefit)                  (45)          --           91 (F)       46
                                                ---------    ---------    ---------    ---------
      Net income (loss) and comprehensive
        income (loss)                           $     (87)   $     337    $    (161)   $      89
                                                =========    =========    =========    =========

     CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME for the three months ended March 31, 1998
     (in thousands, except per share data)


                                                CHC          Olympus      Pro Forma    Pro Forma
                                                Historical   Historical   Adjustments  Combined
                                                ----------   ----------   -----------  ----------
      Net income (loss) per share - basic
        and diluted                             $   (0.01)                             $    0.01
                                                =========                              =========

      Weighted average shares outstanding -
        basic and diluted                           7,084                                  7,084
                                                =========                              =========

     See notes to condensed pro forma combined balance sheet and statement of income.

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEETS AND STATEMENTS OF
     INCOME


     The following balance sheet adjustments were made to reflect the combination of Cavanaughs and Olympus as if it occurred October 31, 1997 and March 31, 1998:

     (A) Represents the purchase price in excess of the historical carrying value of the property and equipment of Olympus. The total purchase price and the amount in excess of the historical carrying value of the property and equipment are calculated as follows (in thousands):

                                                October 31,   March 31,
                                                1997          1998
                                                -----------   -----------
            Total purchase price                 $ 31,600       $ 31,600
            Historical carrying value of
              assets acquired                     (19,748)       (19,645)
                                                 --------       --------
            Excess purchase price                $ 11,852       $ 11,955
                                                 ========       ========

          The purchase price has been allocated to the acquired land, building, furniture and fixtures as follows based upon the estimated fair value of the components (in thousands):

                                                              Depreciable
                                                Amount        Life
                                                ----------    ------------
            Land                                 $ 10,876
            Buildings                              18,840       35 years
            Furniture and fixtures                  1,884       10 years
                                                 --------
                                                 $ 31,600
                                                 ========

     (B) Represents the amount of the purchase price of Olympus which will be financed by the Company's revolving line-of-credit agreement.

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEET AND STATEMENTS OF INCOME, CONTINUED


     The following income statement adjustments were made to reflect the combination of Cavanaughs and Olympus as if it occurred at the beginning of the period presented. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations of the combined companies.

     (C) Represents the elimination of management fees associated with the management agreement between Olympus and an affiliated entity which will be terminated upon the acquisition by Cavanaughs.

     (D) Represents the increase (decrease) in depreciation and amortization expense from the historical amounts based on the depreciation of the purchase price over the estimated remaining lives of the acquired assets (see Note A).

     (E) Represents the additional interest expense which would be incurred by Cavanaughs based on the purchase price of Olympus, which will be financed under Cavanaughs' revolving line-of-credit agreement. The interest rate used in the pro forma adjustments was 7.538% based upon the current borrowing rate under Cavanaughs' line-of-credit agreement. If the rate increased or decreased by 0.25%, the Company s pro forma interest expense, net income and earnings per share for the 1997 fiscal year would increase or decrease by approximately $79,000, $51,000 and $0.01, respectively. If the rate increased or decreased by 0.25%, the Company s pro forma interest expense, net income and earnings per share for the quarter ended March 31, 1998 would increase or decrease by approximately $18,000, $12,000 and $-0-, respectively.

     (F) Represents estimated income taxes related to Olympus' historical income before income taxes and the tax effects of pro forma adjustments. As Olympus was not a tax-paying entity, there is no income tax provision recorded on the historical Olympus financial statements.